CONESTOGA MID CAP FUND

Nasdaq Symbol:

Investors Class      CCMGX

Institutional Class CCMIX

Summary Prospectus

February 1, 2014

Investment Objective

The Conestoga Mid Cap Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Conestoga Mid Cap Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
	Investors Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	2.55%	2.30%
Service Fees	0.25%(1)	0.00%
Other Operating Expenses	2.30%	2.30%
Total Annual Fund Operating Expenses	3.40%	3.40%
Expense Limitation (2)	(2.05)%	(2.05)%
Total Annual Fund Operating Expenses After Expense Limitation	1.35%	1.10%

(1)  The Fund has adopted a Shareholder Servicing Plan on behalf of the Investors Class that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s Investors Class shareholders.

(2) Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’(excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the Fund’s average daily net assets until at least February 1, 2015, subject to termination at any time at the option of the Board of Trustees (the “Board”). If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Conestoga Mid Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amount for three years reflects the Fund’s gross expenses) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$137	$854	$1,593	$3,547
Institutional Class	$112	$779	$1,471	$3,315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year (ended September 30, 2013) the Fund’s portfolio turnover rate was 14.44% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies.  Equity securities include American depositary receipts (“ADRs”), convertible securities, foreign and domestic common and preferred stocks, rights and warrants.  While there is no limit on investing in foreign securities, the Fund doesn’t expect investment in foreign securities to exceed 20% of the Fund’s total assets.  “Mid-cap companies” are companies that, at the time of purchase, have market capitalizations of up to $10 billion.  The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.  For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.”  The Adviser generally invests the Fund’s assets in mid-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company.  The Adviser uses a bottom-up approach in selecting securities.

Principal Risks

You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its objective. The Fund is subject to the following principal risks. The Fund’s net asset value and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

•

The market values of securities acquired by the Fund decline;

•

The Adviser does not execute the Fund’s principal investment strategies effectively;

•

A security’s price fluctuates in response to events affecting the issuer’s profitability or viability;

•

A company’s earnings do not increase as expected;

•

Medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies;

Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign securities are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since the Fund’s inception compare with those of broad measures of market performance.   Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website: www.conestogacapital.com/mutual fund.htm.

      Calendar Year Total Return

During the period shown in the chart, the Fund’s best performing quarter was for the three months ended 09/30/13:  9.69%. During the same period, the Fund’s worst performing quarter was for the three months ended 06/30/13:       -0.97%.

This table compares the Fund’s average annual total returns for the periods ended December 31, 2013 to those of the Russell Mid Cap Growth Index and the Russell Mid Cap Index.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates.  These after-tax returns do not reflect the effect of any applicable state or local taxes.  Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan.  Future results may be different from those shown.

Average Annual Total Returns as of 12/31/13	One Year	Since Inception (3/30/12)
Conestoga Mid Cap Fund:
Return Before Taxes	27.53%	11.05%
Return After Taxes on Distributions	27.62%	11.05%
Return After Taxes on Distributions and Sale of Fund Shares	15.58%	8.50%
Russell Mid Cap Growth Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	35.74%	19.80%
Russell Mid Cap Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	34.76%	21.13%

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

Lead Portfolio Managers - William C. Martindale, Jr., Managing Partner of Conestoga; David M. Lawson, CFA, Managing Partner of Conestoga.

Co-Portfolio Managers - Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga; Joseph F. Monahan, CFA, Managing Partner and Director of Research of Conestoga.

The lead portfolio managers and co-portfolio managers have been managing the Fund since 2012.

Purchase and Sale of Fund Shares

On December 6, 2013, the Board determined to close and liquidate the Fund.  The Fund stopped accepting orders for the purchase of Fund shares or the exchange into the Fund from other Conestoga Funds effective as of the close of business on December 9, 2013 and will liquidate on or about February 28, 2014. This decision was made after careful consideration of the Fund’s asset size, strategic importance, current expenses and historical performance.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information